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                            THE CRABBE HUSON FUNDS
                  CRABBE HUSON EQUITY FUND (THE "EQUITY FUND")
       CRABBE HUSON ASSET ALLOCATION FUND (THE "ASSET ALLOCATION FUND") CRABBE HUSON REAL ESTATE INVESTMENT FUND (THE "REAL ESTATE FUND")
                 CRABBE HUSON INCOME FUND (THE "INCOME FUND")
             CRABBE HUSON OREGON TAX-FREE FUND (THE "TAX-FREE FUND")

                          (COLLECTIVELY, THE "FUNDS")

    CRABBE HUSON U.S. GOVERNMENT INCOME FUND (THE "GOVERNMENT INCOME FUND") CRABBE HUSON U.S. GOVERNMENT MONEY MARKET FUND (THE "MONEY MARKET FUND")
            THE CRABBE HUSON SPECIAL FUND, INC. (THE "SPECIAL FUND")

                 SUPPLEMENT TO PROSPECTUS DATED MARCH 1, 1998

A special meeting of the shareholders of the Funds, the Government Income Fund, the Money Market Fund and the Special Fund was held jointly at 3:00 p.m. Pacific Time, on September 30, 1998 in Portland, Oregon. At the meeting, the shareholders of the Funds approved an Agreement and Plan of Reorganization for each Fund.

Each Agreement and Plan of Reorganization provides that (i) all of the assets and liabilities of each Fund will be transferred to a new series of Colonial Trust III, a Massachusetts business trust (the "Trust"); (ii) shareholders of each Fund will receive an equal amount of shares in the corresponding series of the Trust in exchange for their shares of the Fund; and (iii) each Fund will then be liquidated and dissolved. The reorganization is expected to be effective on October 16, 1998.

Shareholders of the Government Income Fund, the Money Market Fund and the Special Fund were not present at the meeting (in person or by proxy) in sufficient numbers to constitute a quorum. Accordingly, the meeting scheduled for those funds was adjourned until 3:00 p.m. on October 15, 1998 and will be held at the corporate offices of The Crabbe Huson Group, Inc., 121 SW Morrison, Portland, Oregon.

                   THIS SUPPLEMENT IS DATED OCTOBER 1, 1998